UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017 (July 28, 2017)

SharpSpring, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 SW 2nd Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2017 the board of directors (“Board”) of SharpSpring, Inc. (the “Company”) took the following actions:

The Company accepted Semyon Dukach’s resignation as the Company’s Chair of the Board of Directors and as a member of the Board and elected Steven Huey as the Company’s new Chair of the Board of Directors. Mr. Huey has served as a Company director since December 2016. The Chair of the Board of Directors is a non-executive position.

The Company entered into employee agreement amendments with each of Edward S. Lawton, the Company’s Chief Financial Officer and Travis Whitton, the Company’s Chief Technology Officer. The employee agreement amendments provide Messrs. Lawton and Whitton with six months of severance pay if their employment is terminated by the Company without cause (as defined) or if they leave the Company for good reason (as defined). This description of their employee agreement amendments is not complete, and is qualified in its entirety by reference to the employee agreement amendments attached hereto as Exhibit 10.1 and Exhibit 10.2, which are incorporated by reference herein.

Additionally, the Board reorganized the composition of the Company’s Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee. These Committees are now comprised of the following Board members, all of whom are independent:

Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
David A. Buckel*	Marietta Davis*	John L. Troost*
Roy W. Oliver	David A. Buckel	Marietta Davis
John L. Troost	Steven A. Huey	Roy W. Oliver

*Committee Chair

Item 8.01 Other Events.

Press Release

On July 31, 2017, the Company issued a press release announcing the election of Steven Huey as the Company’s new Chair of the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Employee Agreement Amendment – Edward S. Lawton.
10.2	Employee Agreement Amendment – Travis Whitton.
99.1	Press release dated December July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: August 1, 2017